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                                                                   EXHIBIT 10.29

                                 PROMISSORY NOTE

$250,000                        September 30, 1999
                                                              Irvine, California

        The undersigned, General Automation, Inc., a Delaware corporation, for value received, promises to pay to Boundless Technologies, Inc., a Delaware corporation formerly known as SunRiver Data Systems, or order (the "Holder"), the sum of Two Hundred Fifty Thousand Dollars ($250,000), together with interest on unpaid principal as provided below.

        The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject:

1. INTEREST. The unpaid principal balance of this Note outstanding from time to time shall bear interest from the date hereof until paid at the rate of ten percent (10%) per annum, compounded quarterly.

2. PAYMENTS. The entire principal amount of this Note, together with all accrued interest thereon, shall be due and payable on the fifth anniversary of the date of this Note.

3. ACCELERATION. Notwithstanding Section 2 above, if any of the events specified in this Section 3 shall occur, the Holder may, so long as such condition exists, declare the entire principal and unpaid accrued interest hereon immediately due and payable, by notice in writing to the undersigned:

        (a) The institution by the undersigned of proceedings to be adjudicated as bankrupt or insolvent, or the consent by the undersigned to institution of bankruptcy or insolvency proceedings against the undersigned, or the filing by the undersigned of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by the undersigned to the filing of any such petition, or the making by the undersigned of an assignment for the benefit of creditors; or

        (b) If, within sixty (60) days after the commencement of an action against the undersigned (and service of process in connection therewith on the undersigned) seeking any bankruptcy, insolvency or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the undersigned or all orders or proceedings thereunder affecting the undersigned stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the undersigned of any trustee, receiver or liquidator of all or any substantial part of the properties of the undersigned, such appointment shall not have been vacated.

4. PREPAYMENT. The undersigned may at any time prepay this Note in whole or in

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part. All payments made on this Note shall be applied first to accrued interest, and the balance of such payment, if any, shall be applied to principal, and interest shall thereupon cease upon the principal so credited.

5. HEADINGS. The headings of this Note have been inserted as a matter of convenience and shall not affect the construction hereof.

6. APPLICABLE LAW. This Note shall be governed by and construed in accordance with the internal laws of the State of California.

7. TIME IS OF THE ESSENCE. Time is of the essence of this Note.

8. ATTORNEY'S FEE. In the event this Note is placed in the hands of an attorney for collection, or if the Holder incurs any costs incident to the collection of the indebtedness evidenced hereby, the undersigned and any endorsers hereof agree to pay to the Holder an amount equal to all such costs, including without limitation all actual reasonable attorney's fees and all court costs.

9. WAIVER. The payor and any guarantors and endorsers hereof expressly waive diligence, presentment, protest and demand, and notice of protest, demand, dishonor and nonpayment of this Note. No failure to accelerate to the indebtedness evidence hereby upon the occurrence of any event specified in
Section 3 above, acceptance of a partial payment or other indulgences granted from time to time shall be construed as a novation of this Note or as a waiver of the right of the Holder thereafter to insist upon strict compliance with the terms of this Note or to prevent the exercise of any right granted hereunder or by applicable laws. No extension of the time for payment of the indebtedness evidenced hereby, made by agreement with any person now or hereafter liable for payment of the indebtedness evidenced hereby, shall operate to release, discharge, modify, change or affect the original liability of the undersigned hereunder or that of any other person now or hereafter liable for payment of the indebtedness evidenced hereby, either in whole or in part, unless the Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

            IN WITNESS WHEREOF, the undersigned, General Automation, Inc., has executed this Note.

                                                GENERAL AUTOMATION, INC.

                                        By:
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                                        Its:
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